Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		Certification Attached
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements				Certification Attached
Cash disbursements journals				Certification Attached
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes	MOR-4	X		Certification Attached
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period				Certification Attached
Summary of Unpaid Post-Petition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Nicholas K. Campbell	5/31/2019
Signature of Authorized Individual*	Date

Nicholas K. Campbell	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

Certification Regarding Post-Petition Bank Account

Reconciliation, Cash Disbursements Journals, and

Compliance and Payment of Post-Petition Taxes

I, Nicholas K Campbell, Chief Restructuring Officer, of Achaogen, Inc. (the “Debtor”) hereby certify the following:

1. Attached to MOR-1a is a listing of the Debtor’s bank accounts, by account number, and closing balances. These accounts are reconciled monthly in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

2. Cash disbursement journals are maintained in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

3. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

4. Debtor was granted an extension to file 2018 tax returns.

/s/ Nicholas K. Campbell	5/31/2019
Nicholas K Campbell Chief Restructuring Officer	Date

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

Notes to Monthly Operating Report

Debtor in Possession Financial Statements

The financial statements and supplemental information presented in this Monthly Operating Report (“MOR”) have been prepared using the Debtor’s books and records solely to comply with the requirements of the monthly reporting requirements under the United States Bankruptcy Code and those of the United States Trustee.

The financial statements and supplemental information presented herein are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtor’s good faith attempt to comply with the requirements of the United States Bankruptcy Code and those of the United States Trustee using the resources available. This information is limited in scope to the requirements of this report.

These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes, which could be material. Certain totals may not sum due to rounding.

All related tax implications are not currently reflected in the preliminary unaudited financial statements herein. The financial impact of potential tax and other adjustments on the accompanying preliminary unaudited financial statements cannot be determined at this time.

There may be adjustments to the opening balance sheet as of April 15, 2019 that will impact these accompanying preliminary unaudited financial statements. ASC 805 permits a one-year measurement period in which the opening balance sheet can be adjusted if additional information becomes available.

Liabilities Subject to Compromise

As a result of the commencement of the Debtor’s chapter 11 case, the payment of certain prepetition indebtedness of the Debtor is subject to compromise or other treatment under a plan of reorganization.

Restructuring / Reorganization Items

ASC 852 requires expenses and income directly associated with the Debtor’s chapter 11 cases to be reported separately in the income statement as reorganization items. Reorganization items includes write off of discount, premium, debt issuance costs, and derivatives associated with long-term debt, expenses related to legal advisory and representation services, other professional consulting and advisory services, estimates of claims allowed related to legal matters and rejected executory contracts and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

Litigation

The Debtor is subject to lawsuits and claims that arise out of its operations in the normal course of business.

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

Prior to the petition date, the Debtor was the defendant to various legal proceedings, described in detail in the most recent publicly filed financial statements, which are stayed during the course of the chapter 11 bankruptcy proceedings.

There are uncertainties inherent in any litigation and appeal and the Debtor cannot predict the outcome. At this time the Debtor is unable to estimate possible losses or ranges of losses that may result from such legal proceedings described in detail in the most recent publicly filed financial statements, and it has not accrued any amounts in connection with such legal proceedings in the financial statements herein, other than attorney's fees accrued prior to the petition date.

Sales Transaction

The Debtor is seeking a sale of substantially all of its assets through section 363 of the Bankruptcy Code. This auction will commence on June 3, 2019 with a deadline to close the sale transaction by June 28, 2019.

Reservation of Rights

Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts or leases may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so.

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 – April 30, 2019

MOR-1

Consolidated Schedule of Cash Receipts and Disbursement

For the Period: April 15, 2019 - April 30, 2019

(Unaudited)

$ USD '000's	April 15 - April 30, 2019
Beginning Cash Balance (GL)	$1,436
Receipts
Product	18
BARDA - C-Scape	386
Sub-lease Income	-
Asset Sales Receipts	-
Other	62
Total Receipts	466
Operating Disbursements
Salary, Wages, and Benefits	(279)
Technical Operations	-
Sales & Marketing	(88)
Development	(141)
Medical Affairs	-
C-Scape	(100)
Research	5
G&A - Facilities	(2)
G&A - IT	(116)
G&A - Finance and Accounting	(21)
G&A - Legal	-
G&A - Other	(67)
Total Operating Disbursements	(811)
Operating Cash Flow	(344)
Bankruptcy / Reorganization Costs
Professional Fees & UST	(41)
DIP Interest / Adequate Protection	-
Critical Vendor Payments	-
Utility Deposits	-
Total Bankruptcy / Reorganization Costs	(41)
Total Disbursements	(852)
Net Cash Flow	(385)
DIP Draw	2,139
Ending Operating Cash Balance	3,190
Carve Out	41
Ending Cash Balance (GL)	$3,230

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

MOR - 1a

Schedule of Bank Reconciliation

For the Period: April 15, 2019 - April 30, 2019

(Unaudited)

$ USD '000's	SVB Account #	GL Balance	Sweep Redemption	In Transit Deposit	Unrecord Disbursement	Other Recon items	Outstanding Checks/ACH	Bank Balance
SVB Operating Checking	4224	$1,327	$-	$-	$-	$90	$194	$1,611
Cash Clearing		(1,780)	-	-	-	-	-	(1,780)
Restricted Cash - Gates Grant		169	-	-	-	-	-	169
Restricted Cash - Gates Equity		-	-	-	-	-	-	-
Long Term Restricted Cash - Gates		-	-	-	-	-	-	-
Subtotal		(284)	-	-	-	90	194	-

SVB - Carve-out	3218	41	-	-	-	-	-	41
SVB - Utilities	3203	50	-	-	-	-	-	50
SVB Cash Sweep Account	3256	2,221	-		-	-	-	2,221
Long Term Restricted Cash	6905	530	-	-	-	-	-	530
SVB AR Cash	5720	672				0		672
Cash and cash equivalents		3,230	-	-	-	90	194	3,514

Securities		-	-	-	-	-	-	-
ST investment - SAM		-	-	-	-	-	-	-
Cash Equivalent - FV adjustment		-	-	-	-	-	-	-
ST investment - FV adjustment		-	-	-	-	-	-	-
Cash and cash equivalents and ST Invest		$3,230	$-	$-	$-	$90	$194	$3,514

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

MOR-1b

Schedule of Professional Fees and Expenses Paid

For the Period: April 15, 2019 - April 30, 2019

(Unaudited)

					Month Ended 4/30/19		Cumulative Since Filing
Payee	Category	Payor	Date	Period Covered	Fees	Expenses	Fees	Expenses
None

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

MOR-2

Statement of Operations

For the Period: April 15, 2019 - April 30, 2019

(Unaudited)

$ USD '000's	April 15 - April 30, 2019
Revenues
Product revenue, net	$51
Contract revenue	41
Total Revenues	92
Operating Expenses
Cost of sales	1
Research and development	779
Selling, general and administrative	499
Total Operating Expenses	1,279
Loss from operations	(1,186)

Restructuring / Reorganization Costs	-
Interest and loan related expenses	(1,325)
Change in warrant and derivative liabilities (1)	10,912
Other income, net	10

Net income / (loss)	$8,411

Notes:
(1) Change in estimated fair value of the warrant liability, mainly due to the change in stock price.

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

MOR-3

Balance Sheet

(Unaudited)

$ USD '000's	As of April 15, 2019	As of April 30, 2019
Assets
Current assets:
Cash and cash equivalents (1)	$729	$2,531
Restricted cash	169	169
Short-term investments	-	-
Trade and contract receivables, net	833	641
Inventory	513	512
Assets held for sale	481	481
Prepaids and other current assets	3,726	3,576
Total current assets	6,451	7,910
Non-current assets:
Property and equipment, net	2,336	2,298
Operating lease right-of-use assets	8,371	8,387
Non-current restricted cash	530	530
Non-current inventory	11,274	11,274
Other long-term assets	9,615	9,554
Total assets	$38,577	$39,953
Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	13,002	13,625
Accrued liabilities	4,780	5,806
DIP loan	-	2,139
Deferred revenue	-	-
Warrant liability	13,376	2,463
Operating lease liabilities	18,497	18,505
Derivative liability	978	978
Total liabilities not subject to compromise	50,633	43,516
Total liabilities subject to compromise (2)	15,000	15,000
Total liabilities	65,633	58,516
Stockholders' equity (deficit)
Common stock	46	46
Preferred stock	-	-
Additional paid-in-capital	569,249	569,331
Accumulated deficit	(596,351)	(587,940)
Accumulated other comprehensive loss	-	-
Total stockholders' equity (deficit)	(27,056)	(18,563)
Total liabilities and stockholders’ equity (deficit)	$38,577	$39,953

Notes:
(1) Includes utility and professional fee carve out account balances.
(2) Currently consists of prepetition term loan outstanding balance.

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

MOR-4

Status Post-Petition Taxes

For the Period: April 15, 2019 - April 30, 2019

(Unaudited)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of any tax returns filed during the reporting period.

$ USD '000's
	Beg. Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Ending Tax Liability
Federal
Withholding	$-	$38	$38	4/30/2019	$-
FICA-Employee	-	11	11	4/30/2019	-
FICA-Employer	-	11	11	4/30/2019	-
Unemployment	-	-	-		-
Income	-	-	-		-
Other: Medicare sur tax	-	1	1	4/30/2019	-
Total Federal	-	61	61		-
State and Local
Withholding	-	18	18	4/30/2019	-
Sales	-	-	-		-
Excise	-	-	-		-
Unemployment	-	-	-		-
Real Property	-	-	-		-
Personal Property	-	-	-		-
Other	-	-	-		-
Total State and Local	-	18	18		-

Total Taxes	$-	$79	$79		$-

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

MOR-4

Summary of Unpaid Post-Petition Accounts Payables

As of April 30, 2019

(Unaudited)

$ USD '000's
	Number of Days Past Due
Post-Petition Accounts Payable Aging	Current (2)	0-30	31-60	61-90	Over 90	Total
Post-Petition Accounts Payable (1)	$1,097	$-	$-	$-	$-	$1,097
Total	$1,097	$-	$-	$-	$-	$1,097

Notes:
(1) The about represents post-petition trade payables recorded in Debtor's subledger.
(2) Includes supplier invoices received early for future services (i.e. subscription services).

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

MOR-5

Accounts Receivable Aging

As of April 30, 2019

(Unaudited)

$ USD '000s
Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$833
+ Amounts billed during the period	212
- Amounts collected during the period	(404)
Total Accounts Receivable at the end of the reporting period	$641

Accounts Receivable Aging	Amount
0 - 30 days old	$525
31 - 60 days old	130
61 - 90 days old	127
91+ days old	77
Total Accounts Receivable	858
Amount considered uncollectible (Bad Debt)	(217)
Accounts Receivable (Net)	$641

Exhibit 99.1

Achaogen, Inc.	Case No. 19-10844 (BLS)
Debtor	Reporting Period: April 15, 2019 - April 30, 2019

Debtor Questionnaire

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period?		X
If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this		X
reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect?	X
If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide	X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.